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                                                                    Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Safeguard Scientifics, Inc. Retirement Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Christopher J. Davis, Chief Financial Officer of Safeguard Scientifics, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3. The Report fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, (15 U.S.C. 78); and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Date: June 27, 2003                     /s/ CHRISTOPHER J. DAVIS
                                        ----------------------------------------
                                             Christopher J. Davis
                                             Chief Financial Officer